UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 18, 2007
REYNOLDS AMERICAN INC.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 North Main Street
Winston-Salem, North Carolina 27101
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 336-741-2000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     Filed herewith, as Exhibit 99.1, is Reynolds American Inc.’s Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2006. This statement of income does not amend, update or change any other items or disclosures contained in Reynolds American Inc.’s Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC on February 27, 2007.
     Reynolds American Inc. is filing this Current Report on Form 8-K for the sole purpose of incorporating the contents of this report, including Exhibit 99.1 filed herewith, in the Registration Statement on Form S-3 that it anticipates filing with the SEC registering the offer and sale of its debt securities and related guarantees.
Item 9.01 Financial Statements and Exhibits
     (d)     Exhibits

Number	Exhibit

99.1	Reynolds American Inc. Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2007

REYNOLDS AMERICAN INC.

	By:	/s/ Thomas R. Adams

Name: Thomas R. Adams
Title: Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Reynolds American Inc. Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2006.

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